                      CONSENT AND COVENANT OF MASTER LESSOR

TO:         LAUREL LEASING, INC., a Texas corporation ("Laurel");
            CAMELBACK AUTOMOTIVE, INC., an Arizona corporation ("Camelback Automotive"); and
            LRP, LTD., an Arizona corporation dba "Land Rover Phoenix" ("LRP")

DATED:      August 18, 1995

            The undersigned ("Master Lessor"), as the owner of the real property located at 1127 East Camelback Road, Phoenix, Arizona (the "Premises"), and as the lessor under that certain "Lease" of the Premises to Laurel dated August 11, 1989 (the "Master Lease"), hereby consents, acknowledges, covenants and agrees with Laurel, Camelback and LRP as follows:

            (A) The Master Lease has been amended so as to extend the term thereof through August 31, 2005, with an option to further extend the term thereof for a period of five (5) additional years

            (B) Master Lessor has previously consented to the sublease of the Premises by Laurel to Camelback Automotive;

            (C) Master Lessor hereby consents to and approves of the sublease of the Premises by Camelback Automotive to LRP on the terms of that certain "Sublease Agreement" to be entered into by and between Camelback Automotive and LRP (the "Sublease"), an unsigned copy of which is attached hereto as Exhibit "A";

            (D) Master Lessor agrees that it will give LRP prompt written notice of any breach of the Master Lease and further agrees that it will accept any cure, in payment of money or otherwise, offered or performed by LRP as if such cure were offered or performed by Laurel or Camelback Automotive;

            (E) Provided that LRP is not in beach of the terms and conditions of the Sublease, Master Lessor shall not directly or indirectly interfere with LRP's quiet enjoyment of the Premises, regardless of whether Laurel is in default under the Master Lease and regardless of whether the Master Lease continues or is terminated, and, if the Master Lease is terminated, Master Lessor will abide by the terms of the Sublease; and

            (F) Master Lessor acknowledges that Laurel, Camelback Automotive and LRP are entering into the Sublease in reliance upon the consents, covenants and agreements given and made herein by Master Lessor and Master Lessor agrees that Laurel, Camelback Automotive and LRP, and each entity's respective successors and assigns, may, in fact, so rely on such consents, covenants and agreements.

                                          MARYLAND INVESTMENTS, INC.,
                                          an Arizona corporation


                                          By  /s/ Illegible
                                              --------------------------
                                          Its     President
                                              --------------------------

                                   EXHIBIT "A"

                               SUBLEASE AGREEMENT

            THIS SUBLEASE AGREEMENT is made effective as of the 1st day of July, 1995, by and between CAMELBACK AUTOMOTIVE, INC., an Arizona corporation ("Sublessor"), whose address is 14032 North Canterbury Drive, Phoenix, Arizona 85023, and LRP, LTD., an Arizona corporation dba "Land Rover Phoenix" ("Sublessee"), whose address is 1127 East Camelback Road, Phoenix, Arizona 85014, with reference to the following facts:

                                    RECITALS:

      A. Sublessor is currently subleasing the real property located at 1127 East Camelback Road, Phoenix, Arizona, more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference (the "Premises) from LAUREL LEASING, INC., a Texas corporation ("Laurel"), subject to, and pursuant to the terms and conditions of, that certain Lease (the "Master Lease) dated August 11, 1989. by and between Laurel and MARYLAND INVESTMENTS, INC., an Arizona corporation ("Master Lessor"). A copy of the Master Lease is attached hereto as Exhibit "B" and by this reference incorporated herein.

      B. Sublessee desires to sublease the Premises from Sublessor, and Sublessor desires to sublease the Premises to Sublessee, on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby covenant and agree as follows:

                                   AGREEMENTS:

      1. SUBLEASE. Subject to all the terms and conditions of this Sublease Agreement, Sublessor hereby subleases the Premises to Sublessee and Sublessee hereby subleases the Premises from Sublessor. As hereinafter used in this Sublease Agreement, the term "Sublease" shall mean the tenancy of Sublessee under this Sublease Agreement.

      2. MASTER LEASE; RIGHTS AND OBLIGATIONS OF PARTIES. The Sublease shall be subordinate and subject to all of the terms, conditions and covenants of the Master Lease and Sublessor and Sublessee hereby incorporate and adopt such terms, conditions and covenants as the governing terms, conditions and covenants of this Sublease Agreement. The Master Lease shall not be amended hereafter so as to adversely affect or limit any rights or benefits of Sublessee hereunder without the prior written consent of Sublessee. Except as provided to the contrary herein, Sublessor shall have the same rights and obligations as the "Landlord" under the Master Lease and Sublessee shall have the same rights and obligations as the "Tenant" under the Master Lease. Upon demand of Sublessee, Sublessor shall take whatever reasonable actions are necessary under the Master Lease with respect to the Master Lessor in order to aid Sublessee in exercising such rights. In addition to those limitations of Sublessee's rights and obligations stated elsewhere in this Sublease Agreement, the parties expressly agree that, notwithstanding anything to the contrary contained herein, (i) this Sublease Agreement does not obligate Sublessee to pay the monthly rental due to the Master Lessor under the Master Lease, (ii) this Sublease Agreement does not entitle Sublessee to exercise any of the rights of Sublessor as the "Tenant" under Section 3 of the Master Lease, (iii) the Sublease Agreement does not entitle Sublessee to receive the benefits of the application by Master Lessor of the deposit described in Section 5 of the Master Lease, and (iv) Sublessee shall not be responsible or obligated in any way for any breach of the Master Lease prior to the date hereof or for any event or condition with respect to the Premises which has occurred or exists on the date hereof. With respect to Section 3 of the Master Lease, Sublessor agrees to pass on to Sublessee any information made known to Sublessor regarding the availability of the "Parcels" (as defined in the Master Lease) and shall otherwise reasonably cooperate with Sublessee in the event that Sublessee desires to lease one or more of the Parcels directly from Master Lessor, but Sublessor shall have no obligation to lease any Parcel for the purpose of subleasing it to Sublessee.

      3.    TERM; EXTENSION; EARLY TERMINATION.

      (A) The Sublease shall commence on the date set forth above (the "Sublease Commencement Date") and shall continue for a period of ten (10) years (the "Initial Term"), unless extended or earlier terminated as herein provided. Provided Sublessee is not in default under the terms of this Sublease Agreement, Sublessee may extend the term of this Sublease for one (1) period of five (5) years (the "Extension Term") by giving written notice to that effect to Sublessor not later than one hundred eighty (180) days prior to the expiration of the Initial Term. As hereinafter used in this Sublease Agreement, the term "Sublease Term" shall include both the Initial Term and the Extension Term.

      (B) Notwithstanding the foregoing, Sublessee may give written notice to Sublessor of an intent to terminate the Sublease prior to the expiration of the Sublease Term, whereupon the Sublease shall terminate on the date which is one hundred and eighty (180) days after Sublessor's receipt of said notice or on such later date, if any, specified in said notice.

      (C) In addition to the early termination rights set forth in Paragraphs 3(B) and 3(D) hereof, Sublessee may terminate the Sublease if, after diligent efforts, Sublessee fails to obtain the necessary approvals for the location of Sublessee's dealership at the Premises from both Land Rover North America, Inc., and the Arizona State Department of Motor Vehicles. Such termination shall be accomplished by Sublessee giving written notice to Sublessor on or before October 1, 1995. If Sublessee terminates the Sublease after September 1,1995, Sublessee shall not be entitled to a refund of any part of its September rent payment and to the extent such rent payment has not yet been made by Sublessee at the time of such termination Sublessee shall immediately make the same.

      (D) In addition to early termination rights set forth in Paragraphs 3(B), 3(C) and 3(D) hereof, Sublessee may terminate the Sublease if the Master Lessor does not give its written consent to the alterations and additions to the Premises desired by Sublessee and approved by Land Rover North America, Inc. within fifteen (15) days after such consent is requested in writing by Sublessee.

      (E) Upon early termination of the Sublease pursuant to either Paragraph 3(B) or 3(C) hereof, this Sublease Agreement shall be of no further force or effect (other than those indemnification obligations set forth in Paragraphs 11 and 15 hereof) and all leasehold improvements to the Premises made by Sublessee shall remain as part of the Premises. Sublessee shall remove all personal property and trade fixtures of Sublessee from the Premises upon or prior to the date of early termination.

      4. USE. Sublessee may use the Premises for the operation of an automobile dealership pursuant to which Sublessee may (i) conduct new and used vehicle sales and leasing, (ii) perform vehicle maintenance and repairs, and (iii) conduct and/or perform any other activities ancillary thereto and customarily associated therewith. Sublessee at no time shall violate any use provision of the Master Lease or any requirement or demand of any governmental agency or official with respect to the condition, use and occupancy of the Premises, except that Sublessee shall not be responsible for any conditions or violations in existence prior to the date hereof.

      5.    MONTHLY RENTAL; LATE FEE; CPI ADJUSTMENT PERCENTAGE.

      (A) On or before the first (1st) day of each and every month of the Sublease Term, Sublessee shall pay to Sublessor the sums set forth in this Paragraph 5(A) as monthly rental for the Premises. Sublessee shall make such payments without deduction or offset and, except as specifically hereinafter set forth, without the requirement of demand or notice by Sublessor. Sublessee shall mail or hand deliver such payments to Sublessor at the address set forth on page 1 of this Sublease Agreement, or at such other address designated in writing by Sublessor. The monthly rental amounts are as follows:

      (i)      Months one (1) and two (2) of the Initial Term - $0.00;

      (ii)     Month three (3) of the Initial Term - $6,000.00;

      (iii)    Month four (4) of the Initial Term - $8,000.00;

      (iv)     Months five (5) through sixty (60) of the Initial Term -
               $12,000.00;

      (v) Months sixty-one (61) through eighty-four (84) of the Initial Term - $12,000.00 multiplied by the CPI Adjustment Percentage (as defined in Paragraph 5(B) hereof) for the period commencing with the Sublease Commencement Date and ending with the end of the sixtieth (60th) month of the Initial Term, with a maximum CPI Adjustment Percentage of one hundred twelve percent (112%);

      (vi) Months eighty-five (85) through one hundred eight (108) of the Initial Term - the monthly rent payable during months sixty-one (61) through eighty-four (84) of the Initial Term multiplied by the CPI Adjustment Percentage for the period commencing with the end of the sixtieth (60th) month of the Initial Term and ending with the end if the eighty-fourth (84) month of the Initial Term, with a maximum CPI Adjustment Percentage of one hundred five percent (105%);

      (vii) Months one hundred nine (109) through one hundred twenty (120) of the Initial Term - the monthly rent payable during months eighty-five (85) through one hundred eight (108) of the Initial Term multiplied by the CPI Adjustment Percentage for the period commencing with the end of the eighty-fourth (84th) month of the Initial Term and ending with the end of the one hundred eighth (108th) month of the Initial Term, with a maximum CPI Adjustment Percentage of one hundred two and one-half percent (102.5%);

      (viii) Months one (1) through twelve (12) of the Extension Term - the monthly rent payable during months one hundred eight (108) through one hundred twenty (120) of the Initial Term;

      (ix) Months thirteen (13) through thirty-six (36) of the Extension Term - the monthly rent payable during months one (1) through twelve (12) of the Extension Term multiplied by the CPI Adjustment Percentage for the period commencing with the end of the one hundred eighth (108th) month of the Initial Term and ending with the end of the twelfth (12th) month of the Extension Term, with a maximum CPI Adjustment Percentage of one hundred seven and one-half percent (107.5%); and

      (x) Months thirty-seven (37) through sixty (60) of the Extension Term - the monthly rent payable during months thirteen (13) through thirty-six (36) of the

               Extension Term multiplied by the CPI Adjustment Percentage for the period commencing with the end of the twelfth (12th) month of the Extension Term and ending with the end of the thirty-sixth
               (36th) month of the Extension Term, with a maximum CPI Adjustment Percentage of one hundred five percent (105%).

During any period in which the monthly rental payment is affected by the CPI Adjustment Percentage, Sublessee shall continue making monthly rental payments in the previous amount until Sublessor gives written notice to Sublessee of the pertinent CPI Adjustment Percentage and the corresponding new monthly rental. Upon receipt of said notice from Sublessor, Sublessee shall immediately pay any increase in monthly rental due but not paid during the months prior to receiving said notice and shall thereafter commence paying the adjusted monthly rental in accordance with the terms hereof. Any payment of monthly rental which is not received by Sublessor within ten (10) days of its due date shall be subject to a five percent (5%) late fee payable upon demand by Sublessor.

      (B) The term "CPI Adjustment Percentage" shall mean the CPI-U (as defined below) at any given point in time stated as a percentage of the CPI-U at any previous point in time and shall be a means of measuring the increase, if any, of the CPI-U over a specified period of time. By way of example, the CPI Adjustment Percentage for the period commencing with the Sublease Commencement Date and ending with the end of the sixtieth (60th) month of the Sublease Term shall be determined as follows:

      CPI Adjustment % = (CPI-U @ June 1, 2000 / CPI-U @ June 1, 1995) x 100%

The term "CPI-U" shall mean the "Consumer Price Index - Seasonally Adjusted U.S. City Average for All Items for All Urban Consumers (1982-84=100)," published monthly in the Monthly Labor Review of the Bureau of Labor Statistics of the United States Department of Labor. ("CPI-U") for the first calendar month of the Extension Term, and the denominator of which is the CPI-U for the first calendar month of the Initial Term. If the CPI-U is discontinued, the "Consumer Price Index - Seasonally Adjusted U.S. City Average for All Items for Urban Wage Earners and Clerical Workers (1982-84=100)" ("CPI-W"), published monthly in the Monthly Labor Review by the Bureau of Labor Statistics of the United States Department of Labor shall be substituted therefor. If the CPI-W is discontinued, comparable statistics on the purchasing power of the consumer dollar published by the Bureau of Labor Statistics of the United States Department of Labor shall be used for making such computation. If the Bureau of Labor Statistics shall no longer maintain statistics on the purchasing power of the consumer dollar, comparable statistics published by a responsible financial periodical or recognized authority selected by Sublessor shall be used for making such computation. If the base year ("1982-84=100") or other base year used in computing the CPI-U is changed, the figures used in making the adjustment in this paragraph shall be changed accordingly so that all increases in the CPI-U are taken into account notwithstanding any such change in the base year. Notwithstanding any provision in this Sublease Agreement to the contrary, in no event shall the monthly rental due for any period during the Sublease Term be less than the monthly rental for any prior period.

      6. PAYMENT OF MASTER LEASE RENTAL. Provided Sublessee pays the monthly rental and other sums due under this Sublease Agreement in a timely fashion, Sublessor shall pay the rent and other sums due under the Master Lease in accordance with the terms thereof.

      7. TAXES; UTILITIES. In addition to the monthly rental payments due under this Sublease Agreement, during the Sublease Term Sublessee shall pay to Sublessor, or directly to such other person or entity, as appropriate, the following:

      (i) All sales, transaction privilege or other excise taxes levied or imposed upon or measured by any amount payable to Sublessor under this Sublease Agreement simultaneously with the payment to which the tax relates;

      (ii) All real estate taxes and assessments payable by Sublessor as "Tenant" under the terms of the Master Lease, prorated if the taxes or assessments relate to periods during and before or after the Sublease Term, provided that Sublessee shall not be obligated to pay in full any assessments which may be paid in installments, except to the extent the installments relate to the Sublease Term;

      (iii) All personal property taxes payable by Sublessor as "Tenant" under the terms of the Master Lease, prorated if the taxes relate to periods during and before or after the Sublease Term; and

      (iv) All charges for utilities provided to the Premises and otherwise payable by Sublessor as "Tenant" under the terms of the Master Lease.

Notwithstanding the foregoing, Sublessee shall have the right to protest real estate taxes as provided in Paragraph 8 of the Master Lease.

      8. INSURANCE. Sublessee shall, at its own expense, obtain and maintain throughout the Sublease Term those policies of property damage and public liability insurance covering the Premises required by Sections 19 and 20 of the Master Lease and shall further comply with each of the other requirements set forth in the Master Lease having to do with such policies. All such policies shall name Sublessor and Master Lessor as additional insureds.

      9. LEASEHOLD IMPROVEMENTS. During the Sublease Term, Sublessee hereby covenants, at its sole cost and expense, to significantly remodel and upgrade the existing facility constituting part of the Premises. In furtherance thereof, Sublessee may make such alterations and additions to the Premises as Sublessee desires, provided that:

      (i) Such alterations and additions comply with all applicable building codes and ordinances and the necessary permits therefor are obtained in advance of any actual construction;

      (ii) Sublessee procures and maintains adequate insurance coverage against such risks, in such amounts and with such companies as Sublessor may reasonably require in connection therewith;

      (iii) The prior written consent to each alteration or addition is obtained from Master Lessor by Sublessor; and

      (iv) Sublessee takes any and all actions, including those specified in the Master Lease, necessary to prevent the filing of any liens against the Premises by contractors and material suppliers involved in the construction of any such alterations and additions.

      10. REPRESENTATIONS AND WARRANTIES OF SUBLESSOR. Except as specifically set forth herein, Sublessor makes no representations or warranties with respect to the Premises, and Sublessee acknowledges that the Premises are being subleased "As Is". Sublessee further acknowledges that Sublessee has had a full and complete opportunity to examine the condition, maintenance and operation of the Premises. In accordance with the foregoing, Sublessor represents and warrants as follows:

      (i) The copy of the Master Lease attached hereto as Exhibit "B" is a true and complete copy of the Master Lease (except for the economic terms thereof which have been blacked out), including any and all amendments thereto, and the same is currently in full force and effect with neither party thereto being in breach thereof;

      (ii)     There are no underground storage tanks on the Premises;

      (iii) As of the Sublease Commencement Date, the roof and windows are free of defects and the heating, ventilation and air conditioning systems are in good operating condition; and

      (iv) To the best of Sublessor's knowledge, the Premises are in compliance with the current standards of environmental quality imposed by the Arizona Department of Environmental Quality.

      11.   INDEMNIFICATION.

      (A) Sublessee covenants that it will defend and will indemnify Sublessor and save it harmless for, from and against any and all claims, actions, liabilities and expenses in connection with any default under the terms and conditions of the Master Lease caused by Sublessee and in connection with the loss of life, personal injury, or damage to property or business arising from, related to, or in connection with the occupancy or use by Sublessee of the Premises or occasioned totally or in part by any act or omission of Sublessee, its contractors, subcontractors, subtenants, licensees, or its or their respective agents, servants or employees subject to Paragraph 11(B) hereof.

      (B) Sublessor covenants that it will defend and will indemnify Sublessee and save it harmless for, from and against any and all claims, actions, liabilities and expenses arising out of or in any way related to the presence of petroleum based, toxic or hazardous substances in, on, under or originating from the Premises to the extent such condition was caused or allowed to occur by Sublessor.

      (C) The indemnification obligations contained in this Paragraph 11 shall survive any termination or cancellation of this Sublease.

      12. ROOF AND STRUCTURAL REPAIRS. Notwithstanding anything contained herein to the contrary, Sublessor, at its expense, shall be responsible for all structural and roof repairs and replacements reasonably required during the Sublease Term to those improvements now existing on the Premises to the extent such repairs or replacements are not covered by the insurance that Sublessee is required to obtain and maintain pursuant to Paragraph 8 hereof. Sublessor shall have no responsibility to repair or replace any roofs or structural portions of any improvements to the extent the same have been modified or replaced by Sublessee or if originally constructed by Sublessee.

      13. NOTICES. All notices, demands or other writings required or allowed under this Sublease Agreement shall be deemed to have been fully given when hand delivered or two (2) days after being deposited in the United States mail, certified or registered, postage prepaid, and addressed as set forth on page 1 of this Sublease Agreement. Either party may change its address for the receipt of notice by giving written notice of such change to the other party in the manner provided herein. A copy of any notice given to Sublessee shall be simultaneously given to Sublessee's attorney, Stephen M. Savage, Fennemore Craig, 2 North Central Avenue, Suite 2200, Phoenix, Arizona 85004, in the same manner as required for notice to Sublessee.

      14. SUBLEASE DEFAULT; REMEDIES. A "Sublease Default" shall occur under this Sublease Agreement immediately upon the happening of any of the following events:

      (i) the occurrence of an "Event of Default" (as that term is defined in the Master Lease) resulting from the breach of an obligation of the "Tenant" under the Master Lease which has been assumed by Sublessee under this Sublease Agreement; provided, however, that any grace and/or cure period available to the "Tenant" under the Master Lease shall be shortened by five (5) days for purposes of determining whether a Sublease Default has occurred under this Sublease Agreement;

      (ii) Sublessee's failure to pay the Sublease Rent within five (5) business days after receipt of a written demand therefor; and

      (iii) Sublessee's breach of any of the other terms and conditions of this Sublease, which breach is not cured within fifteen (15) days after written notice of such breach is received by Sublessee; provided, however, that Sublessee shall be entitled to such longer period of time as is reasonably necessary to cure any breach not capable of cure within such fifteen (15) day period if Sublessee commences to cure such breach within said period and diligently prosecutes the cure to completion.

Upon the occurrence of a Sublease Default, Sublessor may avail itself of any rights and remedies provided by law in addition to those rights and remedies available to the "Landlord" under the terms of the master Lease. Should Sublessor cure a breach by Sublessee under this Sublease Agreement so that an Event of Default does not occur under the Master Lease, Sublessee shall reimburse Sublessor for its reasonable costs in curing such breach within ten
(10) days after Sublessor delivers a demand for such reimbursement and Sublessee's failure to so reimburse shall be a Sublease Default as described in subparagraph (iii), above.

      15. ASSIGNMENT AND SUBLETTING. Sublessee shall have the right to assign or further sublet the Premises provided that (i) any such assignment or sublease is expressly subject to this Sublease and the Master Lease, (ii) Sublessor is provided with a copy of the proposed assignment or sub-sublease agreement at least fifteen (15) days prior to the effective date thereof, and (iii) Sublessor is able to obtain any necessary consents and approvals of Master Lessor under the terms of the Master Lease.

      16. BROKERAGE. Sublessor and Sublessee each warrants and represents to the other than no real estate sales or brokerage commissions or like commissions are or will be due from the other party in connection with this transaction. Further, each party agrees to indemnify and hold harmless the other party from and against any liability, loss, cost, damage or expense, including but not limited to, court costs and reasonable attorney's fees, resulting from any assertion of a right to a brokerage commission due to any act of the indemnifying party.

      17. SUCCESSORS AND ASSIGNS. This Sublease Agreement shall be binding on and inure to the benefit of all parties who lawfully succeed to the rights or interests of either Sublessee or Sublessor, including, but not limited to assigns, heirs or other legal representatives such as any executor or administrator.

      18. ATTORNEYS' FEES. In the event legal action is required in connection with the enforcement or construction of this Sublease Agreement or any provision hereof, the prevailing party in such action shall be entitled to payment of its court costs and reasonable attorneys' fees.

      19. ENTIRE AGREEMENT. This Sublease Agreement constitutes the entire agreement between Sublessor and Sublessee relative to the Premises and can be changed or modified only by written agreement signed by the parties hereto.

      20. GOVERNING LAW. This Sublease Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

      21. COUNTERPARTS. If each of the parties signs a counterpart original of this Sublease Agreement, those counterparts shall constitute a valid and complete execution hereof and the counterparts so executed shall be deemed for all purposes to be a single instrument.

      22. RECORDING OF MEMORANDUM. The parties agree to execute a mutually acceptable "Memorandum of Sublease" disclosing the existence of the Sublease, along with any other matters reasonably requested by either party, and further agree that either party may record the same in the real property records of Maricopa County, Arizona.

      IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease for the purposes herein contained as of the date first hereinabove written.



SUBLESSOR:                              SUBLESSEE:
CAMELBACK AUTOMOTIVE, INC.,             LRP, LTD., an Arizona corporation
an Arizona corporation                  dba "Land Rover Phoenix"

By_____________________________         By_______________________________
Its____________________________         Its______________________________

                                   EXHIBIT "B"

                                      LEASE

            THIS LEASE, made and entered into on the day hereinafter subscribed by and between MARYLAND INVESTMENTS, INC., an Arizona corporation ("Landlord") and LAUREL LEASING, INC., a Texas corporation ("Tenant").

                              W I T N E S S E T H:

            1. USE. The Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, for the purpose of conducting thereon, a commercial usage consistent with the legal use of the premises, those certain premises with appurtenances, described herein.

            2. PREMISES. The premises leased to Tenant, together with appurtenances, are hereinafter referred to as the "Demised Premises" and are situated in the State of Arizona, and are more fully described on the attached Exhibit "A".

            3. OPTION TO EXPAND DEMISED PREMISES. The Landlord owns property adjacent to the Demised Premises as described on the attached Exhibit "B", (hereinafter Parcel "A" and Parcel "B", respectively and "Parcels" collectively). The Parcels are subject to leases to lessees which extend beyond the beginning of the term of the Lease. The Landlord intends to allow the Tenant, from time to time, the right to extend the Lease to include a portion or all of the Parcels. Landlord shall inform Tenant from time to time and Tenant may request from Landlord, from time to time, information concerning the status of the leases on the Parcels, their respective termination dates and negotiations concerning new leases of portions of the Parcels. If Tenant shall determine that it wishes to expand this Lease to include all or a portion of the Parcels, Tenant shall give Landlord written notice thereof (hereinafter the "Option Notice") specifying the Parcels or portions thereof desired by Tenant (which portions may not materially and adversely affect Landlord's ability to lease the balance of the Parcels and which portions are hereinafter referred to as the "Option Parcel"). Until receipt of the Option Notice, Landlord shall only be obligated to reasonably inform Tenant as to the availability of the Parcels for lease and related information. However, from and after deliver of the Option Notice to Landlord, Landlord shall be obligated, in good faith, subject to its lease obligations at the time of receipt of the Option Notice, to attempt to obtain possession of the Option Parcel. Upon obtaining possession of the Option Parcel, Landlord shall deliver possession of the Option Parcel to Tenant by written notice to Tenant. Upon delivery of possession of the Option Parcel to Tenant, the rent herein shall be increased by an amount equal to the fair market value of the rent for the Option Parcel, (the "Option Parcel Rent"). The Option Parcel Rent shall be established and paid by the following procedure: (1) Tenant shall include in its Option Notice its proposed amount of Option Parcel Rent as of the date of delivery of possession;
(2) the Tenant's proposed Option Parcel Rent shall be paid by Tenant and become rental due and owing each month under this Lease at and simultaneously with delivery of possession of the Option Parcel by Landlord to the Tenant; (3) real property taxes for the Option Parcel shall be prorated between Landlord and Tenant as of the date of delivery of possession of the Option Parcel by the Landlord; (4) Tenant shall be obligated to pay all additional expenses with respect to the Option Parcel as of the date possession is delivered to it by the Landlord including, utilities, maintenance repair and the like; (5) for all other purposes, the Option Parcel shall be considered a part of the Demised Premises as of the date of delivery of possession; (6) if Landlord determines that the proposed Option Parcel Rent by Tenant is less than the fair market value of the rent for the Option Parcel, Landlord shall, within thirty (30) days of delivery of possession of the Option Parcel give written notice of its proposed Option Parcel Rent for the Option Parcel and, the name of an arbitrator it proposes to settle the matter in the event Tenant is unwilling to accept Landlord's proposed Option Parcel Rent; (7) Tenant shall within thirty (30) days of receipt of Landlord's written notice of Option Parcel Rent, respond in one of the following three manners: (a) not respond, in which event, Landlord's proposed Option Parcel Rent shall be the additional rent for the Option Parcel;
(b) issue its written notice of rejection of Landlord's proposed Option Parcel Rent, but acceptance of Landlord's proposed arbitrator, in which event, the arbitrator shall determine the Option Parcel Rent, (half of the cost of the arbitrator shall be allocated to each party hereunder); or (c) Tenant shall timely reject Landlord's proposed Option Parcel Rent, timely reject Landlord's proposed arbitrator and, shall name its own arbitrator, in which event, Landlord's arbitrator and tenant's arbitrator shall meet and agree on a third arbitrator and the three arbitrators shall set the Option Parcel Rent; (8) during the period when rent is not established hereunder, Tenant shall pay the amount set forth in Tenant's notice as to the Option Parcel Rent, and upon final determination pursuant to the procedures outlined herein of the rent due, Tenant shall pay the shortgage, if any, together with interest at the rate of the Valley National Bank prime, plus two percent (2%) from the respective dates that the Option Parcel Rent was due, until paid; and (9) the Option Parcel Rent shall increase in proportion to the rental increase for the balance of the Demised Premises at and simultaneously with the increase in rent under Paragraph 6 herein.

            In the event Tenant gives an Option Notice, Landlord shall be obligated to use its best efforts to deliver possession of the Option Parcel to Tenant and complete the termination of the applicable lease(s); provided, however, that if the Lessee(s) of the applicable Option Parcel refuses to deliver possession to Landlord, Landlord's obligation hereunder shall be to diligently pursue such possession and Landlord shall not be liable hereunder for any other liability or damages with respect to the same.

            This procedure may be invoked from time to time by Tenant with respect to portions of the Parcels. The Option Notice may include time requirements for satisfying the same provided that any such time requirements must be reasonable and must be issued in good faith or the Option Notice shall not be effective.

            4. TERM. The term of this lease shall be for eleven (11) years. It shall commence and Tenant's obligation to pay rent, shall commence on the 1st day of September, 1989 and shall end on the 31st day of August, 2000. Tenant shall be given possession of the Demised Premises on the 15th day of August, 1989 for the purpose of demolition, construction, renovation and other work to improve the Demised Premises for Tenant's use, (subject to the provisions of Paragraph 9 hereof).

            5. DEPOSIT. Upon the execution of this lease the Tenant shall deposit with Landlord the sum of Twenty-One Thousand Dollars ($21,000), (plus applicable rental tax for the first and second month's rent) being the rent for the first, second and the balance after reduction for applicable rental tax, part payment of the rent for the last month of the lease term; provided however, that the deposit of part payment of the rent for the last month of this lease may be applied, in the sole and exclusive discretion of the Landlord to any other obligation of the Tenant hereunder. Tenant shall have no right to require the Landlord to apply such sum to any purpose other than the payment of the last month rent hereunder. If and to the extent that Landlord shall apply such last month rent to any purpose other than the last month rent, the Tenant shall be obligated upon demand by Landlord to fully restore such sum by additional deposit with Landlord.

            6. RENTAL. Tenant shall pay to Landlord during the term of this lease as monthly rental for the Demised Premises, the sums set forth on the following schedule:

              Month                    Monthly Rental             Total
              -----                    --------------             -----
          1 -  12 inclusive                $7,000                $84,000
          13 -  36 inclusive                8,000                192,000
          37 -  60 inclusive               10,000                240,000
          61 - 108 inclusive               12,000                576,000
         108 - 132 inclusive               15,000                360,000
                                                          ----------------------
     Total Rental to be paid                                   1,452,000
                                                          ======================

            The foregoing amounts shall be in addition to any rent due for one or more of the Option Parcels, if and to the extent that one or more options are exercised under Paragraph 3 above.

            The monthly rental shall be paid in advance on the first day of each calendar month. All rental to be paid by Tenant to Landlord shall be in lawful money of the United States of America and shall be paid without deduction or offset, prior to notice or demand at the address as hereinafter subscribed. Any rent payment not paid within ten (10) days of its due date shall be subject to a five percent (5%) late charge.

            7. RENTAL TAX. Tenant shall pay to Landlord any and all excise, privilege and other taxes, other than net income and estate taxes levied or assessed by any federal, state or local authority upon the rent received by the Landlord hereunder, and Tenant shall bear any business tax imposed upon Landlord by any governmental authority which is based or measured in whole or in part by amounts or benefits, charged or received by Landlord from Tenant under this lease, provided that Tenant shall pay only the amount of such business tax that would be payable by Landlord if the Demised Premises were the only property of the Landlord.

            8. REAL ESTATE TAXES. Tenant shall pay the annual real estate taxes and assessments levied upon the Demised Premises, and all improvements thereto to the Landlord. During the initial year of the lease and the year of termination, the real estate taxes shall be prorated, based upon the term of the lease. In the event that Tenant wishes to protest the valuation of the real property or any other matter involving the amount of the real estate taxes, the Landlord shall cooperate with Tenant, provided however, that such action shall be at the sole cost and expense of the Tenant.

            9. PERSONAL PROPERTY TAXES. During the term hereof, Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon the automobiles, fixtures, furnishings, equipment and all other personal property of Tenant contained in the demised premises.

            10. USES PROHIBITED. Tenant shall not use, or permit the Demised Premises, or any part thereof, to be used for any purpose or purposes other than the purpose or purposes for which the Demised Premises are hereby leased; and no use shall be made or permitted to be made on the Demised Premises, nor acts done, which may cause a cancellation of any insurance policy covering any buildings on the Demised Premises or any part thereof, nor shall Tenant sell or permit to be kept, used or sold in or about the Demised Premises, any article which may be prohibited by standard form of fire insurance policies. Tenant shall, at his sole cost, comply with any and all requirements, pertaining to the use of the Demised Premises, of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

            11. UTILITIES. Tenant shall pay before delinquency, all utility charges, including but not limited to, telephone, water, gas, heat, electricity and all other services of utilities used in, upon, or about the Demised Premises by Tenant or any of its subtenants, licensees, or concessionaires during the term of this lease.

            12. LEASEHOLD IMPROVEMENTS. Tenant hereby agrees to demolish certain improvements and to construct other improvements to the Demised Premises at the cost and expense of Tenant but only in accordance with conceptual plans which have been submitted to and approved by Landlord. The work shall be performed only after such contractors, subcontractors and other persons engaged by or on behalf of Tenant to construct such improvements, perform such demolition or otherwise work on the Demised Premises shall procure and maintain adequate insurance coverage against such risks, in such amounts and with such companies as Landlord may require in connection with the installation of such improvements. Upon: (i) completion of such improvements; (ii) the issuance by the City of Phoenix of a Certificate of Occupancy and/or Certificate of Compliance with all relevant building code requirements; (iii) delivery of lien waivers and/or certificate of payment in full from all contractors, subcontractors, materialmen and suppliers (involving amounts in excess of $1,000); and (iv) delivery to Landlord of a copy of the detailed plans and specifications for the improvements to the Demised Premises on an "as built basis", Landlord shall pay to Tenant, its portion of the cost of such improvements, being the sum of Twenty Thousand Dollars ($20,000.00). Landlord has made no representations as to the conditions of the Demised Premises or the cost to demolish, construct, remodel, maintain, repair or renovate, except as expressly set forth herein.

            13. MECHANIC'S LIENS. Tenant will not permit any mechanic's or materialman's lien or liens to be placed upon the Demised Premises or improvements thereon during the Lease Term caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant, within twenty
(20) days of the filing of same (herein the "20 Day Period"), shall pay or remove any such lien or liens by placing with Landlord a cash deposit in an amount adequate to cover the lien(s) and all costs and interest which may accrue with respect to such lien(s), or at Tenant's option, Tenant may, within said 20 Day Period, or if Tenant fails promptly and within said 20 Day Period to do so, Landlord may, but is not obligated to, bond over, at Tenant's cost, any and all such lien(s) under an applicable statutory or other bonding procedure which causes the full release and discharge of such lien or claim from the Demised Premises, and the improvements thereto, including, without limitation, the right, at Tenant's cost, to bond over pursuant to Arizona Revised Statutes,
Section 33-1004, or any related, amended or superseding statute or law pertaining to such or a similar bonding procedure. If default in payment thereof, or in removal or bonding over of such lien(s) as required or permitted above, shall continue for twenty (20) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including reasonable expenses and interest thereon at the rate of fifteen percent (15%) per annum from the date of payment by Landlord, shall be additional indebtedness and rent hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition by Landlord to Tenant of a bill therefor.

            14. TENANT'S REPAIRS AND ALTERATIONS. Except for demolition and modifications set forth on the plans described in 12 above, Tenant will not in any manner deface or injure the Demised Premises, and will pay the cost of repairing any damage or injury done to the Demised Premises or any part thereof by Tenant or Tenant's agents, employees or invitees. Tenant shall throughout the Lease Term take good care of the Demised Premises and keep them free from waste and nuisance of any kind. Tenant agrees to keep the Demised Premises, including all improvements and property installed or kept on the premises by Tenant, other than fixtures (hereinafter "Tenant Property") in good condition and repair and make all necessary repairs and replacements thereto, subject to reasonable depreciation and wear from ordinary uses and passage of time, it being understood and agreed under the terms of this Lease that such improvements and Tenant Property and any insurance coverage therefor are solely the responsibility of Tenant hereunder. If Tenant fails to perform maintenance, repairs or replacements, Landlord may give Tenant written notice thereof. If Tenant thereafter fails to cure such default within thirty (30) days after written notice by Landlord to Tenant to perform such maintenance, repairs or replacement, Landlord may at its option perform or cause to be performed such maintenance, repair or replacement, and Tenant shall, upon demand therefor, pay and reimburse Landlord for the reasonable cost thereof. Tenant will not make or allow to be made any alterations or physical additions in or to the Demised Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Demised Premises, by Tenant, shall be Landlord's property on expiration or termination of this Lease and shall remain on the Demised Premises without compensation to Tenant. At the expiration or any other termination of this Lease, Tenant shall deliver up the Demised Premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear only excepted, and fire and casualty damage or loss excepted as to improvements to the extent such loss or damage is covered by fire and casualty insurance provided by Tenant which is recoverable and all proceeds of such insurance are paid to Landlord to cover such loss or damage. In any event, all proceeds of any insurance coverage for loss or damage to the Demised Premises, exclusive of Tenant Property but inclusive of any improvements, are hereby assigned and shall be payable directly by the insurer to Landlord. At such expiration or any other termination, Tenant shall deliver to Landlord all keys to the Demised Premises. All Tenant Property may be removed by Tenant at the termination of this Lease if Tenant so elects, and shall be so removed if required by Landlord upon sixty (60) days written notice; if not so removed, all such items shall, at the option of Landlord, become the property of Landlord. Any such items and all such other improvements or property left in the Demised Premises by Tenant upon abandonment by Tenant of the Demised Premises, or upon any expiration or termination of this Lease, shall, at Landlord's election, be deemed the property of Landlord free of any claim of Tenant or anyone claiming by or through Tenant. All installations, removals and restoration by or at the instance of Tenant shall be accomplished in a good workmanlike manner so as not to damage the Demised Premises.

            15. REGULATED SUBSTANCES. Tenant warrants that no petroleum-based, radioactive, hazardous or toxic substances (hereinafter referred to as Regulated Substances) which are subject to federal, state or local laws, rules, regulations and ordinances will be used on the Demised Premises, except for those set forth in Exhibit "C". Tenant shall not have on the Demised Premises any Regulated Substances other than those set forth on Exhibit "C" hereto, and the quantities on the Demised Premises at any time shall not exceed the quantities on Exhibit "C". Regulated Substances include, but are not limited to, any and all substances, materials or wastes regulated under the Resource Conservation and Recovery Act, 42 U.S.C. Section 8901, et seq., the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601, et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq., the Arizona Hazardous Waste Management Act, A.R.S. Sub-section 49-921, et seq., the Arizona Underground Storage Tank Regulation Act, A.R.S. Sub-section 49-1001, et seq., and the Arizona Environmental Quality Act, A.R.S. Sub-section 49-201, et seq., and the rules or regulations adopted and guidelines promulgated pursuant to these laws.

            Tenant has obtained or will obtain, in a timely fashion, all permits, licenses and other authorizations which are required under federal, state and local laws and regulations relating to pollution or potection of the environment or public health (hereafter referred to as the Applicable Laws), relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or industrial, hazardous or toxic substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, or Regulated Substances.

            Tenant shall be, during the term of the lease, in compliance in all material respects with all terms and conditions of the required permits, licenses and authorizations, and also is and will be in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Applicable Laws or contained in any regulations, code, plan, order, decree, judgment or notice issued, entered, promulgated or approved thereunder and applicable to the Tenant's operations, activities or business.

            Tenant shall immediately notify Landlord of any events, conditions, circumstances, activities, practices, incidents, actions or plans known to the Tenant which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant or Regulated Substance.

            To the fullest extent permitted by law, Tenant agrees to indemnify, defend and hold harmless Landlord from any and all claims, demands, actions, suits, proceedings, hearings, investigations, responsibility, liability, orders, injunctions, judgments, fines, damages and losses of any nature whatsoever arising out of or relating in any way to Tenant's present or future use of, or activities or operations on or at, the Demised Premises, or arising from or relating to any breach of the preceding five paragraphs. Tenant also agrees to indemnify and hold harmless Landlord for any and all costs and expenses incurred in connection therewith, including without limitation, any and all attorneys' and expert witness fees, investigative, removal, remedial, corrective, or mitigating action costs, fines and penalties. These indemnities shall survive the termination of this Lease.

            Tenant shall furnish to Landlord, from time to time, copies of all permits and information concerning compliance with these provisions, as shall be reasonably requested by Landlord.

            Nothing included in this section shall be deemed to create or establish any responsibility or liability on the part of the Tenant for any Regulated Substances which are or were on the Demised Premises prior to August 15, 1989; provided, however, that Tenant shall allow Landlord and its agents reasonable access to the Demised Premises to cure any problem created thereby or to remove any such Regulated Substance. If, and to the extent that such entry by Landlord interferes with or diminishes Tenant's use of the Demised Premises, there shall be a proportionate abatement in rent hereunder as the sole remedy of Tenant for such interference or diminishment.

            16. COMPLIANCE WITH LAWS. Tenant shall, at his sole cost and expense, comply with all of the other requirements of all municipal, state and federal authorities now in force or which may hereafter be in force pertaining to the use of the Demised Premises, and shall faithfully observe in said use, all county ordinances and state and federal statutes now in force or which shall hereinafter be in force. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such order or statute in said use, shall be conclusive of that fact as between the Landlord and Tenant.

            Tenant shall not commit, or suffer to be committed, any waste upon the Demised Premises.

            17. ENTRY AND INSPECTION. Tenant shall permit Landlord and its agents to enter into and upon the Demised Premises at all reasonable times for the purpose of inspecting the same concerning Tenant's duties hereunder, including but not limited to, maintenance and repair.

            18. DAMAGE AND DESTRUCTION OF PREMISES. Tenant is leasing the Demised Premises in a significantly unimproved condition. Therefore, the damage or destruction to the improvements is a risk of the Tenant and there shall be no diminution in or termination of rent in the event of damage or destruction to the improvements on the Demised Premises.

            19. INDEMNIFICATION OF LANDLORD - LIABILITY INSURANCE BY TENANT. Tenant, as a material part of the consideration to be rendered to Landlord under this lease, hereby waives all claims against Landlord for damage to its property in, upon or about the Demised Premises and for injuries to persons in or about the Demised Premises, from any cause arising at any time; and Tenant will hold Landlord exempt and harmless from any damage or injury to any person, or property of any person, arising from the use of the Demised Premises by Tenant, or from the failure of Tenant to keep the premises in good condition and repair, as herein provided.

            During the entire term of this lease, the Tenant shall, at the Tenant's sole cost and expense, but for the mutual benefit of Landlord and Tenant, maintain general public liability insurance against claims for personal injury, death or property damage occurring in, upon or about the Demised Premises. The limitation of liability of such insurance shall not be less than One Million Dollars ($1,000,000.00) in respect to injury or death of one person and to the limit of not less than One Million Dollars ($1,000,000.00) in respect to any one accident and to the limit of not less than One Hundred Thousand Dollars ($100,000.00) in respect to property damage. All such policies of insurance shall be issued in the name of Tenant and Landlord and for the mutual and joint benefit and protection of the parties, and such policies of insurance or copies thereof shall be delivered to the Landlord.

            20. FIRE INSURANCE. Tenant shall maintain and pay for fire and extended coverage insurance throughout the term of this lease in an amount equal to at least eighty percent (80%) of the replacement value of the improvements which are or become part of the Demised Premises. Tenant hereby waives any right of recovery from Landlord, its officers and employees, and Landlord hereby waives any right of recovery from Tenant, its officers or employees, for any loss or damage (including consequential loss) resulting from any of the perils insured against the standard form fire insurance policy with extended coverage endorsement. Landlord and Tenant agree to obtain waiver provisions in policies obtained from insurance companies, if available.

            21. CONSENT OF LANDLORD. Wherever in this lease the consent of the Landlord must be obtained in order to do or perform a function or perform an act, the Landlord may request reasonable information concerning such consent, but may not thereafter unreasonably withhold consent, and if Landlord elects not to consent to such request, Landlord must specify the reasons therefor.

            22. EVENTS OF DEFAULT. The following events or any other act or failure to act by Tenant specified elsewhere in this Lease to be a default or an Event of Default shall be deemed to be events of default ("Events of Default") by Tenant under this Lease:

            (a) Tenant shall fail to pay when due any rental or other sums payable by Tenant under this Lease (or under any other lease now or hereafter executed by Tenant in connection with space in the Building) and such failure continues for ten (10) days after written notice of nonpayment or demand for payment from Landlord to Tenant.

            (b) Tenant shall fail to comply with or observe any provision of this Lease and fails to cure such failure within thirty (30) days, and Tenant fails to promptly commence within ten (10) business days, after written notice of such failure given by Landlord to Tenant, or if diligent and timely curing of any such failure on the part of Tenant requires a period longer than thirty (30) days, and Tenant fails to promptly commence within three (3) business days after the giving by Landlord to Tenant of written notice of such failure, or Tenant fails within a reasonable time but not longer than sixty (60) days after such notice to diligently and promptly complete, the curing of such failure to comply with or observe such provision.

            (c)  Tenant shall make an assignment for the benefit of creditors.

            (d) The filing of any petition by or against Tenant under any section or chapter of the Federal Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof, and which, if involuntary, is not dismissed within sixty
            (60) days of the date of filing thereof; or Tenant shall be adjudged bankrupt or insolvent in any proceedings filed under or pursuant to said laws.

            (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

            (f) Tenant shall abandon, desert or vacate the Demised Premises and defaults with respect to payment of the Rent, or any other sums due under this Lease for Tenant's use and occupancy of the Demised Premises under this Lease.

            23. REMEDIES. Upon the occurrence of any Event of Default by Tenant specified in this Lease, Landlord, upon the giving of written notice of its intention so to do, shall have the option to pursue any one or more of the following rights and remedies without any further notice or demand whatsoever:

            (a) Terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said Demised Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor; and Tenant hereby indemnifies Landlord against and agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through efforts to obtain surrender or possession of the Demised Premises, inability to relet the Demised Premises on terms satisfactory to Landlord in its reasonable discretion or otherwise, and including without limitation the loss of rental for the remainder of the Lease Term as provided for below.

            (b) Without terminating this Lease or any obligations of Tenant hereunder, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if necessary, remove all property therefrom, including without limitation any property of Tenant or any other person whose property is located therein at the instance, permission or by reason of Tenant's lease, use and occupancy of the Demised Premises, such property as may be removed shall be stored in a public warehouse or public storage facility, or, at Landlord's election, at the Demised Premises for a rental not greater than that customarily charged by a public warehouse or public storage facility, all of same to be at the cost of, and for the account of, Tenant, all without notice or legal process and without being deemed guilty of trespass and without being liable for prosecution or any claim for loss or damages therefor, including without limitation any loss or damage therefor sustained by reason of such storage in a public warehouse or storage facility due to nonpayment of storage or other costs thereof. If Tenant shall, after an Event of Default, voluntarily give up possession of the Demised Premises to Landlord, deliver to Landlord the keys to the Demised Premises, or both, such action shall be deemed to be in compliance with Landlord's rights and the acceptance thereof by Landlord shall not be deemed to constitute a surrender of the Demised Premises. Should Landlord elect to re-enter, as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for and required by law, Landlord may either terminate this Lease or it may from time to time without terminating this Lease make such alterations and repairs as may be necessary in order to relet the Demised Premises, and Landlord may relet said Demised Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions satisfactory to Landlord in its reasonable discretion; upon each such reletting, all rentals received by the Landlord from such reletting shall be applied, first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, second, to the payment of any reasonable costs and expenses of such reletting, including brokerage fees and attorneys' fees and costs of such necessary alterations and repairs and/or recovery of possession, third, to the payment of rent due and unpaid from Tenant to Landlord under this Lease and the residue, if any, shall be held by Landlord and applied in payment of future rent or damage as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by the Tenant hereunder, Tenant shall pay any such deficiency to Landlord, the same to be calculated and paid monthly on demand of Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate the Lease for such previous or any subsequent breach or Event of Default. In any event, under the foregoing circumstances, Tenant agrees to indemnify and pay promptly upon demand any and all deficiency that may occur or arise by reason of such reletting for the remainder of the Lease Term. Should Landlord at any time terminate this Lease for any breach or Event of Default, in addition to any other rights and remedies it may have, Landlord may recover from Tenant all damages it may incur by reason of such breach or Event of Default, including without limitation the loss of rental for the remainder of the Lease Term according to the terms set forth below, the cost of recovering the Demised Premises and reasonable attorneys' fees, all of which amounts shall be immediately due and payable from Tenant to Landlord.

            (c) Enter upon the Demised Premises by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any reasonable expenses which Landlord may reasonably incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

            (d) Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Demised Premises, reasonable attorneys' fees and costs, and the loss of rental for the remainder of the Lease Term.

            (e) Should Landlord elect in connection with any of its rights or remedies herein to proceed with re-letting of the Demised Premises on behalf of Tenant in mitigation of the sums accruing and becoming due and payable from Tenant under this Lease, Landlord agrees to use its best efforts to mitigate any damages due to Tenant's default and to use reasonable efforts to relet the Demised Premises.

            In the event Landlord exercises its option or right to terminate the Lease prior to expiration of the Lease Term as permitted in this Paragraph No. 23, the damages for loss of rental for the remainder of the term after such termination shall include the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term, which sum shall be discounted by the discount rate of the Federal Reserve Bank located closest to the Demised Premises plus two percent (2%), and all such damage amounts upon a termination shall be immediately due and payable from Tenant to Landlord on demand of Landlord made after such termination. Notwithstanding anything to the contrary appearing in this Lease, the foregoing determination in this paragraph of the loss of rental after a termination of the Lease shall be applicable only upon exercise by Landlord of its right to terminate as provided for in this Paragraph No. 23, and Landlord, at its election, without terminating the Lease, may pursue and enforce any other rights and/or remedies Landlord may have at law or in equity or otherwise under this Lease.

            No re-entry or taking possession of the Demised Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous Event of Default. Pursuit of any of the foregoing rights or remedies shall not preclude pursuit of any of the other rights or remedies herein provided or any other rights or remedies provided by law, nor shall pursuit of any right or remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent or payments following an Event of Default hereunder shall not be construed as Landlord's waiver of such Event of Default. No waiver by either party hereto of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include but not be limited to the reasonable expense of repossession and any reasonable repairs or necessary remodeling undertaken by Landlord following possession.

            24. INSOLVENCY OF TENANT. Tenant agrees that in the event all or substantially all of its assets be placed in the hands of a receiver or trustee, and in the event such receivership or trusteeship continues for a period of ten
(10) days, or should Tenant make an assignment for the benefit of creditors, or be adjudicated a bankrupt, or should Tenant institute any proceedings under any state or federal bankruptcy act wherein Tenant seeks to be adjudicated a bankrupt, or seeks to be discharged of its debts, or should any voluntary proceeding be filed against such Tenant under such bankruptcy laws and Tenant consents thereto or acquiesces therein by pleading or default, then this lease or any interest in and to the Demised Premises shall not become an asset in any of such proceedings and, in any of such events and in addition to any and all rights or remedies of Landlord hereunder or as provided by law, it shall be lawful for Landlord at his option to declare the term hereof ended and to re-enter the Demised Premises and take possession thereof and remove all persons therefrom and Tenant shall have no further claim therein or hereunder.

            25. SURRENDER OF LEASE. The voluntary or other surrender of this lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to him of any or all of such subleases or subtenancies.

            26. ABANDONMENT. Tenant shall not abandon the Demised Premises at any time during the term of this lease; and if Tenant shall abandon or surrender the Demised Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Demised Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

            27. SALE OF PREMISES BY LANDLORD. In the event of any sale of the Demised Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Demised Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this lease.

            28. SUBORDINATION, ATTORNMENT. This lease, at Landlord's option shall be subordinate to the lien of any first deed of trust or first mortgage subsequently placed upon the real property of which the Demised Premises are a part, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that as to the lien of any such deed of trust or mortgage, Tenant's right to quiet possession of the Demised Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this lease, unless this lease is otherwise terminated pursuant to its terms. Landlord shall obtain from any such Lender written confirmation of this nondisturbance clause for the benefit of Tenant. If any mortgagee, trustee or ground lessor shall elect to have this lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

            In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the demised premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this lease.

            29. ESTOPPEL CERTIFICATES. Tenant agrees to furnish from time to time when requested by Landlord, the holder of any deed of trust or mortgage or the lessor under any ground lease covering all or any part of the Building or the improvements therein or the Demised Premises or any interest of Landlord therein, hereinafter the "Requesting Party", a certificate signed by Tenant confirming and containing such factual certifications and representations deemed appropriate by Landlord, and/or the Requesting Party, and Tenant shall, within fifteen (15) business days following receipt of said proposed certificate from such Requesting Party, return a fully executed copy of said certificate to Landlord and the Requesting Party. In the event Tenant shall fail to return a fully executed copy of such certificate to Landlord and the Requesting Party within the foregoing fifteen (15) business day period, then Tenant shall be deemed to have unconditionally approved and confirmed all of the terms, certifications and representations contained in such certificate.

            Landlord agrees to furnish from time to time when requested in writing by Tenant, a certificate approved and signed by Landlord confirming and containing such true factual certifications and representations deemed appropriate by Tenant regarding this Lease, the status of performance thereunder and the Building and affecting Tenant's rights, performance and interest under this Lease within fifteen (15) business days following the giving of such proposed certificate by Tenant to Landlord. In the event Landlord shall fail to return a fully executed copy of such certificate to Tenant within the foregoing fifteen (15) business day period, Landlord shall be deemed to have unconditionally approved and confirmed all of the terms, certifications and representations contained in such certificate.

            30. CONDEMNATION. If in the event of a condemnation or a transfer in lieu thereof, fifty percent (50%) or more of the Demised Premises is taken, Landlord or Tenant may, upon written notice given thirty (30) days after such taking or transfer in lieu thereof, terminate this lease. Tenant shall not be entitled to share in any portion of the award. Tenant shall, however, have the right to claim and recover from the condemning authority any amounts necessary to reimburse Tenant for the unamortized value of its leasehold improvements.

            31. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this lease, or any interest therein, and shall not sublet the Demised Premises or any part thereof, or any right or privilege appurtenant thereto, or permit any other person (the agents and servants of Tenant excepted) to occupy or use the Demised Premises, or any portion thereof, without first obtaining the written consent of Landlord. Consent by Landlord to one assignment, subletting, occupation or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Consent to an assignment shall not release the original named Tenant from liability for the continued performance of the terms and provisions on the part of Tenant to be kept and performed, unless Landlord specifically releases the original named Tenant from said liability. Any assignment or subletting without the prior written consent of Landlord shall be void, and shall, at the option of Landlord terminate this lease. Neither this lease nor any interest therein shall be assignable, as to the interest of Tenant, by operation of law, without the prior written consent of Landlord. Landlord shall not unreasonably withhold consent of any assignment or subletting. Landlord hereby agrees that in the absence of an unusual circumstance affecting its security herein (such as the lack of economic substance of the prospective assignee) it will consent to transfers to relatives of the present stockholders of Tenant, corporations controlled by the present stockholders of Tenant and/or assignees of the dealership.

            32. ATTORNEYS' FEES. In the event of any action or arbitration regarding this lease, or the enforcement hereof, the losing party shall pay to the prevailing party reasonable attorneys' fees.

            33. HOLDING OVER. Any holding over after the expiration of the term of this lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, cancellable upon thirty (30) days' written notice, and at a rental and upon terms and conditions as existed during the last year of the term hereof.

            34. NOTICES. Wherever in this lease it shall be required or permitted that notice and demand be given or served by either party to this lease to or on the other, such notice or demand shall be given or served and shall not be deemed to have been duly given or served unless in writing and delivered personally or forwarded by certified mail, addressed as hereinafter subscribed. Either party may change such address by written notice by certified mail to the other. Notice is completed upon delivery or mailing.

            35. SUCCESSORS IN INTEREST. The covenants herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

            36. FORCE MAJEURE. If either party hereto shall be delayed or prevented from the performance of any act required hereunder by reason of Acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws or regulations or other cause without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing in this
Article 36 contained shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant hereunder except as may be expressly provided elsewhere in this lease.

            37. PARTIAL INVALIDITY. If any term, covenant or condition or provision of this lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereof.

            38. MARGINAL CAPTIONS. The various headings and numbers herein and the grouping of the provisions of this lease into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.

            39.   TIME.  Time is of the essence of this lease.

            IN WITNESS WHEREOF, the parties have duly executed this lease together with the herein referred to exhibits which are attached hereto, the 11th day of August, 1989.



                                          LANDLORD:

                                          MARYLAND INVESTMENTS, INC., an
                                          Arizona corporation,

                                          BY:   /s/ Patricia Plecas
                                              -----------------------------
                                          Its:  Managing Director
                                              -----------------------------

                                          TENANT:

                                          LAUREL LEASING, INC., a Texas
                                          corporation,

                                          BY:   /s/ Karen M. Donaldson
                                              -----------------------------
                                          Its:  Secretary
                                              -----------------------------

STATE OF ARIZONA        )
                        ) ss.
County of Maricopa      )


            The foregoing instrument was acknowledged before me this 11th day of August, 1989, by Patricia Plecas as Managing Director of MARYLAND INVESTMENTS, INC., an Arizona corporation, for and on behalf of the corporation.



                                          /s/ Laurie Kivelch
                                          -----------------------------
                                          Notary Public

My Commission Expires

  February 18, 1992
----------------------




STATE OF ARIZONA        )
                        ) ss.
County of Maricopa      )


            The foregoing instrument was acknowledged before me this 11th day of August, 1989, by Karen M. Donaldson, as Secretary of LAUREL LEASING, INC., a Texas corporation, for and on behalf of the corporation.



                                          /s/ Laurie Kivelch
                                          -----------------------------
                                          Notary Public

My Commission Expires

  February 18, 1992
----------------------

                                   EXHIBIT "A"
                                   -----------

                              PROPERTY DESCRIPTION



Assessor Parcel Nos.         155-11-030
                             155-11-029
                             155-11-031
                            155-011-034

                                   EXHIBIT "B"

                            OPTION PARCEL DESCRIPTION



Assessor Parcel No. 155-11-038-8:  Office Building Multiple Tenants

Assessor Parcel No. 155-11-024F-9:  Hideaway and Covey

                                   EXHIBIT "C"

                         HAZARDOUS SUBSTANCE DESCRIPTION





                                   EXHIBIT "C"

                              CONDITIONALLY EXEMPT



SEE ATTACHED -

      ARIZONA DEPARTMENT OF ENVIRONMENTAL QUALITY
      GENERATOR ANNUAL HAZARDOUS WASTE REPORT FOR 1987

                               AMENDED EXHIBIT "C"

                             (Regulated Substances)



THIS AMENDED EXHIBIT "C" SHALL AMEND THAT CERTAIN EXHIBIT "C" ATTACHED TO THAT CERTAIN LEASE AGREEMENT DATED AUGUST 11, 1989, BY AND BETWEEN MARYLAND INVESTMENTS, INC. AND LAUREL LEASING, INC., FOR THE PREMISES LOCATED AT 1127 EAST CAMELBACK ROAD, PHOENIX, ARIZONA, AND UPON EXECUTION HEREOF BY SAID PARTIES HEREINBELOW SHALL BE AND BECOME PART OF SAID LEASE.

            The Tenant may use and store those "Regulated Substances" which are customarily used and stored by automobile dealerships engaging in the sale, lease, service and repair of new and used automobiles, provided that Tenant uses and stores only normal and customary quantities of such "Regulated Substances" and at all times uses and stores such "Regulated Substances" in compliance with any and all applicable federal, state and local laws, ordinances and regulations.


DATED this 18th day of August, 1995.

MARYLAND INVESTMENTS, INC.,                LAUREL LEASING, INC.,
an Arizona corporation                     a Texas corporation



By /s/ illegible                           By /s/ Karen Donaldson
   --------------------                       -----------------------
Its President                              Its Secretary
   --------------------                       -----------------------

                 CONSENT AND COVENANT OF LAUREL LEASING, INC.



TO: CAMELBACK AUTOMOTIVE, INC., an Arizona corporation ("Camelback Automotive"); and LRP, LTD., an Arizona corporation dba "Land Rover Phoenix" ("LRP").

DATED:      August 18, 1995

            The undersigned Laurel Leasing, Inc., a Texas corporation ("Sublessor"), as the lessee of the real property located at 1127 East Camelback Road, Phoenix, Arizona (the "Premises") under that certain "Lease" dated August 11, 1989 (the "Master Lease") by and between Sublessor and Maryland Investments, Inc., an Arizona corporation (the "Master Lessor"), and as the sublessor of the Premises to Camelback (the "Camelback Sublease"), hereby consents, acknowledges, covenants and agrees with Camelback and LRP as follows:

      (A) The Master Lease and the Camelback Sublease have each been amended so as to extend their respective terms through August 31, 2005, with an option to further extend the terms thereof for a period of five
            (5) additional years;

      (B)   Master Lessor has previously consented to the Camelback Sublease;

      (C) Sublessor hereby consents to and approves of the sublease of the Premises by Camelback Automotive to LRP on the terms of that certain "Sublease Agreement" to be entered into by and between Camelback Automotive and LRP (the "LRP Sublease"), an unsigned copy of which is attached hereto as Exhibit "A";

      (D) Sublessor agrees that it will give LRP prompt written notice of any breach of the Master Lease and/or the Camelback Sublease and further agrees that it will accept any cure, in payment of money or otherwise, offered or performed by LRP as if such cure were offered or performed by Camelback Automotive;

      (E) Provided that LRP is not in breach of the terms and conditions of the LRP Sublease, Sublessor shall not directly or indirectly interfere with LRP's quiet enjoyment of the Premises, regardless of whether Camelback Automotive is in default under the Camelback Sublease and regardless of whether the Camelback Sublease continues or is terminated, and, if the Camelback Sublease is terminated, Sublessor will abide by the terms of the LRP Sublease; and

      (F) Sublessor acknowledges that Camelback Automotive and LRP are entering into the LRP Sublease in reliance upon the consents, covenants and agreements given and made herein by Sublessor and Sublessor agrees that Camelback Automotive and LRP, and each entity's respective successors and assigns, may, in fact, so rely on such consents, covenants and agreements.

                                          LAUREL LEASING, INC.,
                                          a Texas corporation



                                          By:/s/ Karen Donaldson
                                             -------------------
                                          Its:Secretary
                                              ---------

                                    CAMELBACK
                                       BMW

SUB-LEASE AGREEMENT         PROPERTY LOCATED AT 1127 E. Camelback Road
                                               Phoenix, Arizona, 85014

The purpose of this document is to sub-lease certain properties, currently leased from the Maryland Investments, Inc. by Laurel Leasing, Inc. to the Camelback Automotive Corporation. A copy of the aforementioned lease, dated August 11, 1989, accompanies this document.

Laurel Leasing, Inc. does hereby lease this property to Camelback Automotive Corporation on all the same terms and conditions as apply, including all exhibits and any addendums.

Camelback Automotive Corporation agrees to accept all of the aforementioned terms and conditions and will sub-lease this property.

Maryland Investments, Inc. acknowledges this agreement between Laurel Leasing, Inc. and Camelback Automotive Corporation, and does hereby approve the sub-lease.

                  LANDLORD:         MARYLAND INVESTMENTS, INC.
                                    An Arizona Corporation,

                                    BY: /s/ Patricia Plecas
                                        ------------------------
                                    IT'S  Managing Director
                                        ------------------------

                  TENANT:           LAUREL LEASING, INC.,
                                    A Texas Corporation

                                    BY: /s/ Karen M. Donaldson
                                        ------------------------
                                    IT'S Secretary
                                        ------------------------

                  SUB-TENANT:       CAMELBACK AUTOMOTIVE CORPORATION,
                                    An Arizona Corporation

                                    BY: /s/ James B. Donaldson
                                        ------------------------
                                    IT'S Vice President
                                        ------------------------

STATE OF ARIZONA     )
                     )   SS:
County of Maricopa   )

The foregoing instrument was acknowledged before me this 22nd day of August 1989, by Patricia Plecas as Managing Director of Maryland Investments, Inc., an Arizona Corporation, for an on behalf of the corporation.

                                     /s/ Laurie K. Weld
                                    ------------------------
                                          Notary Public

                        1144 East Camelback Road
                        P.O. Box 16540 Phoenix, Arizona 85011
                        (602) 248-0058

                                    CAMELBACK
                                       BMW

Page 2                                          PROPERTY LOCATED AT
SUB-LEASE AGREEMENT                             1127 E. Camelback Road
                                                Phoenix, Arizona 85014


My Commission Expires February 18, 1992


STATE OF ARIZONA  )
                  )   SS:
County of Maricopa)

The foregoing instrument was acknowledged before me this 22nd day of August, 1989, by Karen M. Donaldson as Secretary of LAUREL LEASING, INC., an Texas Corporation, for an on behalf of Corporation.

                                           /s/ Laurie K. Weld
                                        ------------------------
                                               Notary Public
My Commission Expires February 18, 1992



STATE OF ARIZONA  )
                  )   SS:
County of Maricopa)

The foregoing instrument was acknowledged before me this 22nd day of August, 1989, by James B. Donaldson as Vice President of CAMELBACK AUTOMOTIVE CORPORATION, an Arizona Corporation, for an on behalf of the corporation.

                                           /s/ Laurie K. Weld
                                        ------------------------
                                                Notary Public
My Commission Expires February 18, 1992


                        1144 East Camelback Road
                        P.O. Box 16540 Phoenix, Arizona 85011
                        (602) 248-0058

When recorded, please return to:

Stephen M. Savage, Esq.
Fennemore Craig                                    OFFICIAL RECORDS OF
Suite 2200                                       MARICOPA COUNTY RECORDER
Two North Central Avenue                              HELEN PURCELL
Phoenix, AZ  85004-2390                       95-0505603   08/23/95   12:31


                             MEMORANDUM OF SUBLEASE

      Camelback Automotive, Inc., an Arizona corporation ("Sublessor"), whose address is 14032 North Canterbury Drive, Phoenix, Arizona 85023, and LRP, Ltd., an Arizona corporation ("Sublessee"), whose address is 1127 East Camelback Road, Phoenix, Arizona 85014, hereby certify and agree as follows:

      1. Sublessor and Sublessee have entered into a Sublease, dated as of July 1, 1995 (the "Sublease"), covering premises located at 1127 East Cambelback Road, Phoenix, Arizona, more particularly described on Exhibit A, attached hereto and by this reference incorporated herein (the "Premises").

      2. Sublessor subleases the Premises from Laurel Leasing, Inc., a Texas corporation, subject to and pursuant to the terms and conditions of that certain Lease, dated August 11, 1989, by and between Laurel Leasing, Inc. and Maryland Investments, Inc., an Arizona corporation.

      3. The initial term of the Sublease commences on July 1, 1995 and expires on June 30, 2005. Sublessee has an option to extend the term of the Sublease for one (1) additional term of five (5) years.

      4. The Sublease is filed at the offices of Sublessor and Sublessee.

      5. The Sublease shall control and prevail over this Memorandum of Sublease for all purposes. Nothing herein is intended to modify or supplement the Sublease.

      IN WITNESS WHEREOF, the undersigned have executed this Memorandum of Sublease as of July 1, 1995.

                           SUBLESSOR:

                                    CAMELBACK AUTOMOTIVE, INC.



                                    By:  Brad Donaldson
                                       ---------------------------
                                    Its: President
                                        --------------------------

                           SUBLESSEE:

                                    LRP, LTD.



                                    By:  Jay Beskind
                                       ---------------------------
                                    Its: President
                                        --------------------------


STATE OF ARIZONA   )
                   ) ss.
County of Maricopa )


            The foregoing instrument was acknowledged before me this 18th day of August, 1995, by Brad Donaldson, the President of Camelback Automotive, Inc., an Arizona corporation, on behalf of the corporation.



                                          Linda Greenberg
                                          --------------------------
                                          Notary Public

My Commission Expires

      10/25/95
-----------------------


STATE OF ARIZONA   )
                   ) ss.
County of Maricopa )


            The foregoing instrument was acknowledged before me this 18th day of August, 1995, by Jay Beskind, the President of LRP, Ltd., an Arizona corporation, on behalf of the corporation.



                                          Linda Greenberg
                                          --------------------------
                                          Notary Public

My Commission Expires

      10/24/95
-----------------------

                                LEGAL DESCRIPTION
                               (1127 E. Camelback)


Parcel No. 1

The North 150 feet of the West 150 feet of the East 400 feet of Lot 5, Lincoln Place, according to Book 3 of Maps, Page 65, Records of Maricopa County,
Arizona:

EXCEPT the North 7 feet thereof, (aka Maricopa County Assessor's Parcel No. 155-11-029).



Parcel No. 2

The South 150 feet of the North 183 feet of Lot 5, Lincoln Place, according to Book 3 of Maps, Page 65, Records of Maricopa County, Arizona:

EXCEPT the West 180 feet and EXCEPT the East 430 feet and EXCEPT the South 7 feet of the North 40 feet thereof for a road, (aka Maricopa County Assessor's Parcel No. 155-11-030)



Parcel No. 3

The North 150 feet of the West 50 feet of the East 250 feet of Lot 5, Lincoln Place, according to Book 3 of Maps, Page 65, Records of Maricopa County,
Arizona:

EXCEPT the North 7 feet thereof, (aka Maricopa County Assessor's Parcel No. 155-11-031).



Parcel No. 4

That portion of Lot 5, Lincoln Place, according to Book 3 of Maps, Page 65, Records of Maricopa County, Arizona, described as follows:

Beginning 150 feet South of the Northeast Corner; thence West 636.5 feet; thence South 20 feet; thence East 636.5 feet; thence North 20 feet to the point of beginning;

EXCEPT the West 30 feet (aka Maricopa County Assessor's Parcel No. 155-11-034)